Exhibit 99.1

ADVANCED CONTAINER TECHNOLOGIES, INC.

(a California Corporation)

Financial Statements

From Inception June 2, 2020 to October 9, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Advanced Container Technologies, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Advanced Container Technologies, Inc. (the “Company”) as of October 9, 2020, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the period from inception, June 2, 2020, to October 9, 2020, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of October 9, 2020, and the results of its operations and its cash flows for the period ended October 9, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ HASKELL & WHITE LLP

We have served as the Company’s auditor since 2020.

Irvine, California

December 21, 2020

ADVANCED CONTAINER TECHNOLOGIES, INC.

BALANCE SHEET

October 9, 2020
ASSETS

CURRENT ASSETS:
Cash	$86,431
TOTAL CURRENT ASSETS	$86,431

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$150
TOTAL CURRENT LIABILITIES	150

STOCKHOLDERS' EQUITY
Common stock, no par value, 50,000,000 shares authorized, issued and outstanding at October 9, 2020	86,292
Accumulated deficit	(11)
TOTAL STOCKHOLDERS' EQUITY	86,281
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$86,431

The accompanying notes are an integral part of these financial statements.

ADVANCED CONTAINER TECHNOLOGIES, INC.

STATEMENT OF OPERATIONS

From Inception June 2, 2020, to October 9, 2020
Revenues	$-

Cost of goods sold	-

Gross profit	-

Non-operating expenses
Interest income	1
Operating expenses	(12)
Total non-operating expenses, net	(11)

Net loss	$(11)

The accompanying notes are an integral part of these financial statements.

ADVANCED CONTAINER TECHNOLOGIES, INC.

STATEMENT OF CASH FLOWS

From Inception June 2, 2020, to October 9, 2020
OPERATING ACTIVITIES:
Net loss	$(11)
Adjustments to reconcile net loss to net cash provided by operating activities:
Increase in operating liabilities:
Accounts payable	150
NET CASH PROVIDED BY OPERATING ACTIVITIES	139

FINANCING ACTIVITIES:
Proceeds from issuance of common stock	86,292
NET CASH PROVIDED BY FINANCING ACTIVITIES	86,292

INCREASE IN CASH	86,431

CASH - BEGINNING OF PERIOD	-

CASH - END OF PERIOD	$86,431

The accompanying notes are an integral part of these financial statements.

ADVANCED CONTAINER TECHNOLOGIES, INC.

STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total
Balance as of inception, June 2, 2020	-	$-	$-	$-

Issuance of common stock in private placement	50,000,000	86,292	-	86,292

Net loss	-	-	(11)	(11)

Balance as of October 9, 2020	50,000,000	$86,292	$(11)	$86,281

The accompanying notes are an integral part of these financial statements.

ADVANCED CONTAINER TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Description of Organization and Business Operations

Advanced Container Technologies, Inc. (the “Company”) was incorporated in the State of California on June 2, 2020, for the purpose of entering into an agreement with GP Solutions, Inc. (“GP”), under which it would sell and distribute modular, stackable and mobile vertical hydroponics grow boxes, equipped with lights, exhaust system, hydroponics growing container and odor control systems that are manufactured by GP and are called “AgPods.” On August 6, 2020, the Company and GP entered into an agreement relating to these matters (the “Distributorship Agreement”).

Advanced Container Technologies, Inc., a Florida corporation that was then named “Medtainer, Inc.” (“ACTX”), the Company and all of the shareholders of the Company entered into an Exchange Agreement dated August 14, 2020, which was amended on September 9, 2020, under which these shareholders agreed to exchange their shares in the Company for 50,000,000 shares of the common stock of ACTX. On October 9, 2020, the Exchange Agreement was consummated, with the result that the Company became the wholly owned subsidiary of ACTX.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance coverage limit of $250,000. At October 9, 2020, the Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets were deemed immaterial as of October 9, 2020.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of October 9, 2020. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of October 9, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Pronouncements

The Company’s management does not believe that there are any recently issued, but not yet effective, accounting pronouncements, if currently adopted, that would have a material effect on the Company’s financial statements.

Note 3 – Related Party Transactions

On September 9, 2020, the Company issued 5,100,000 shares, or 10.1%, of the 50,000,000 shares issued to the shareholders of the Company, to a person who became a related party by reason of such issuance, and who was and remains an officer and director of ACTX, in consideration of $500.

On September 9, 2020, the Company issued 10,000,000 shares of its stock to GP pursuant to the Distributorship Agreement, which became a related party by reason of such issuance.

Note 4 – Stockholder’s Equity

The Company is authorized to issue 50,000,000 shares of common stock, all of which is outstanding and is held by ACTX.

On September 9, 2020, the Company issued 40,000,000 shares of its common stock to 20 persons for prices between $0.000098 and $0.40 per share and an average price per share of $0.065575. On September 9, 2020, it issued 10,000,000 shares of its stock to GP pursuant to the Distributorship Agreement.

Note 5 – Subsequent Events

The Company has evaluated events that have occurred after the balance sheet date through December 21, 2020, which is the date on which these financial statements were issued, and has determined that none of them requires disclosure herein.